UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 31, 2019

Date of Report (Date of earliest event reported)

Canbiola, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55753	20-3624118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 South Broadway, Suite 120 Hicksville, NY	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 516-595-9544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CANB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2020, Canbiola, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “FirstFire Agreement”) with FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”). Pursuant to the terms of the FirstFire Agreement, FirstFire purchased a Convertible Promissory Note in the aggregate principal amount of $550,000.00 (the “Note”) from the Company in consideration for $500,000.00 from First Fire.

The Note has an interest rate of 12% per annum and matures six (6) months after its issuance date. The Note is convertible into shares of the Company’s common stock (“Common Stock”) at any time at the lower of (i) $0.02 per share or (ii) 80% of closing price of the Common Stock on the date of conversion per share (“Conversion Date Price”). Furthermore, at any time after the Company is in default under the Note, the conversion price will be adjusted to the lower of (i) Conversion Date Price (ii) $0.005m or (iii) 75% of the lowest closing price of the Common Stock during the 20 consecutive trading day period immediately prior to the date of conversion per share. The conversion price and shares to be issued will be adjusted following certain events such as merger or reorganization of the Company, dividend, dilutive issuances and stock splits.

The Note may be prepaid; provided, the Company pays all accrued interest and fees and an amount equal to 110% of outstanding principal.

The Note and FirstFire Agreement include a number of anti-dilution protections for FirstFire, including but not limited to, limitations on future variable rate transactions, prohibitions of certain types issuances of securities, reduction of the conversion price and amendment to terms of Note if the Company issues certain securities on better terms than those contained in the Note and adjustment to the number of shares to be received upon the happening of certain events. In addition, upon an event of default under the Note, FirstFire will be entitled to a reduced conversion price, default interest in the maximum permitted by law, and to accelerate the Note with principal to be paid equal to 105% of the outstanding principal.

In connection with funding of the Note, the Company agreed to issue (i) 6,000,000 shares of the Company’s common stock as a commitment fee (the “Commitment Shares”) and (ii) 29,852,143 shares of the Company’s common stock to be returned to the Company’s treasury only if the Company repays the Note within 180 days following the issuance date of the Note (the “Returnable Shares”). In addition, the Company is required to reserve shares sufficient to convert the Note and has executed an irrevocable letter agreement with its transfer agent providing for the reservation of shares and issuance to FirstFire. The Company is subject to penalties for failure to timely deliver shares to FirstFire following a conversion request.

The Note is secured by a security agreement encumbering all assets of the Company and ranks senior to all other debt, subject to a carve out for certain future debt that may be incurred by the Company.

The Note and FirstFire Agreement contain other covenants and restrictions common with this type of debt transaction.

The transactions contemplated by the FirstFire Agreement closed on January 6, 2020.

The foregoing descriptions of the FirstFire Agreement, Security Agreement and the Note are qualified in their entirety by the terms of the full text of the FirstFire Agreement, Security Agreement and Note, attached hereto as Exhibits.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 31, 2019, the Company closed the transactions contemplated (the “Closing”) by that certain Stock Purchase Agreement (the “Green Grow Agreement”) entered into by and between the Company, Iconic Brands, Inc., a Nevada corporation (“ICNB”), and Green Grow Farms, Inc., a New York corporation (“Green Grow”), which agreement was reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2019 (the “Original Report”). Pursuant to the Green Grow Agreement, upon the Closing, the Company received 51% of the equity interest in Green Grow in exchange for an aggregate of 37,500,000 shares of the Company’s Common Stock issued to ICNB (the “Purchase Shares”). The Company intends to include the financial statements of Green Grow in a future amendment to this Current Report on Form 8-K within the time permitted by form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for discussion regarding the Note issued to FirstFire.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 for discussion regarding the issuance of the Commitment Shares and Returnable Shares to FirstFire, as well as Item 2.01 for discussion regarding the issuance of the Purchase Shares to ICNB. All securities discussed above were issued pursuant to Section 4(a)(2) of the Securities Act of 1933.

Forward- Looking Statements

Statements contained in this Current Report that are not statements of historical fact are intended to be and are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. The Company undertakes no obligation to update or revise this Current Report to reflect future developments except as otherwise required by the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1	FirstFire Securities Purchase Agreement
10.2	FirstFire Convertible Promissory Note
10.3	FirstFire Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canbiola, Inc.

Date: January 13, 2020	By:	/s/ Marco Alfonsi
Marco Alfonsi, CEO